                                                                    Exhibit 10.6

                                    GUARANTY
                                    --------

     THIS GUARANTY is made as of November 1, 2002, by 1025 Investments, Inc., a Nevada corporation ("Guarantor"), in favor Gemini Growth Fund, LP. or its assigns ("Lender").

RECITALS:

     1. Trimedia Entertainment Group, Inc. (hereinafter collectively referred to as "Borrower") has executed in favor of Lender a certain convertible note of even date herewith, payable to the order of Lender in the aggregate principal amount of $250,000 (such convertible notes, as from time to time amended, and all notes given in substitution, renewal or extension therefor or thereof, in whole or in part, being herein collectively called the "Note").

     2. The Note was executed pursuant to a Loan Agreement of approximate even date herewith, (herein, as from time to time amended, supplemented or restated, called the "Credit Agreement"), by and between Borrower and Lender, pursuant to which Lender has agreed to advance funds to Borrower under the Note.

     3. It is a condition precedent to Lender`s obligation to advance funds pursuant to the Credit Agreement that Guarantor shall execute and deliver to Lender a satisfactory guaranty of Borrower`s obligations under the Note and the Credit Agreement.

     4. Guarantor will benefit directly or indirectly from the advances under the Note to Borrower.

     NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Guarantor from Lender`s advances of funds to Borrower under the Credit Agreement, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, and in order to induce Lender to advance funds under the Credit Agreement, Guarantor hereby agrees with Lender as follows:

AGREEMENTS:

     Section  1.  Definitions.  Reference is hereby made to the Credit Agreement
                  -----------
for all purposes. All terms used in this Guaranty which are defined in the Credit Agreement and not otherwise defined herein shall have the same meanings when used herein. All references herein to any Obligation Document, Loan Document, or other document or instrument refer to the same as from time to time amended, supplemented or restated. As used herein the following terms shall have the following meanings:

     "Lender"  means all Persons who at any time are a "Lender" under the Credit
      ------
Agreement.

     "Obligations"  means collectively all of the indebtedness, obligations, and
      -----------
undertakings, which are guaranteed by Guarantor and described in subsection (a) and (b) of Section 2.

     "Obligation Documents" means this Guaranty, the Note, the Credit Agreement,
      --------------------
the Loan Documents, all other documents and instruments under, by reason of which, or pursuant to which any or all of the Obligations are evidenced, governed, secured, or otherwise dealt with, and all other documents, instruments, agreements, certificates, legal opinions and other writings heretofore or hereafter delivered in connection herewith or therewith.

     "Obligors" means Borrower, Guarantor and any other endorsers, guarantors or
      --------
obligors,  primary  or  secondary,  of  any  or  all  of  the  Obligations.

     "Security"  means any rights, properties, or interests of Lender, under the
      --------
Obligation Documents or otherwise, which provide recourse or other benefits to Lender in connection with the Obligations or the non-payment or non-performance thereof, including collateral (whether real or personal, tangible or intangible) in which Lender have rights under or pursuant to any Obligation Documents, guaranties of the payment or performance of any Obligation, bonds, surety agreements, keep-well agreements, letters of credit, rights of subrogation, rights of offset, and rights pursuant to which other claims are subordinated to the Obligations.

     Section  2.  Guaranty.
                  --------

     (a) Guarantor hereby irrevocably, absolutely, and unconditionally guarantees to Lender the prompt, complete, and full payment when due, and no matter how the same shall become due, of:

          (i) the Note, including all principal, all interest thereon and all other sums payable thereunder; and

          (ii) All other sums payable under the other Obligation Documents, whether for principal, interest, fees or otherwise; and

          (iii) Any and all other indebtedness or liabilities which Borrower may at any time owe to Lender, whether incurred heretofore or hereafter or concurrently herewith, voluntarily or involuntarily, whether owed alone or with others, whether fixed, contingent, absolute, inchoate, liquidated or unliquidated, whether such indebtedness or liability arises by notes, discounts, overdrafts, open account indebtedness or in any other manner whatsoever, and including interest, attorneys` fees and collection costs as may be provided by law or in any instrument or agreement evidencing any such indebtedness or liability.

Without limiting the generality of the foregoing, Guarantor`s liability hereunder shall extend to and include all post-petition interest, expenses, and other duties and liabilities of Borrower described above in this subsection (a), or below in the following subsection (b), which would be owed by Borrower but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding involving Borrower.

     (b) Guarantor hereby irrevocably, absolutely, and unconditionally guarantees to Lender the prompt, complete and full performance, when due, and no matter how the same shall become due, of all obligations and undertakings of Borrower to Lender under, by reason of, or pursuant to any of the Obligation Documents.

     (c) If Borrower shall for any reason fail to pay any Obligation, as and when such Obligation shall become due and payable, whether at its stated maturity, as a result of the exercise of any power to accelerate, or otherwise, Guarantor will, upon demand by Lender, pay such Obligation in full to Lender. If Borrower shall for any reason fail to perform promptly any Obligation, Guarantor will, upon demand by Lender, cause such Obligation to be performed or, if specified by Lender, provide sufficient funds, in such amount and manner as Lender shall in good faith determine, for the prompt, full and faithful performance of such Obligation by Lender or such other Person as Lender shall designate.

     (d) If either Borrower or Guarantor fails to pay or perform any Obligation as described in the immediately preceding subsections (a), (b), or (c) Guarantor will incur the additional obligation to pay to Lender, and Guarantor will forthwith upon demand by Lender pay to Lender, the amount of any and all expenses, including fees and disbursements of Lender`s counsel and of any experts or agents retained by Lender, which Lender may incur as a result of such failure.

     (e) As between Guarantor and Lender, this Guaranty shall be considered a primary and liquidated liability of Guarantor.

     Section  3.  Unconditional  Guaranty.
                  -----------------------

     (a) No action that Lender may take or omit to take in connection with any of the Obligation Documents, any of the Obligations (or any other indebtedness owing by Borrower to Lender), or any Security, and no course of dealing of Lender with any Obligor or any other Person, shall release or diminish Guarantor`s obligations, liabilities, agreements or duties hereunder, affect this Guaranty in any way, or afford Guarantor any recourse against Lender, regardless of whether any such action or inaction may increase any risks to or liabilities of Lender or any Obligor or increase any risk to or diminish any safeguard of any Security. Without limiting the foregoing, Guarantor hereby expressly agrees that Lender may, from time to time, without notice to or the consent of Guarantor, do any or all of the following:

          (i) Amend, change or modify, in whole or in part, any one or more of the Obligation Documents and give or refuse to give any waivers or other indulgences with respect thereto.

          (ii) Neglect, delay, fail, or refuse to take or prosecute any action for the collection or enforcement of any of the Obligations, to foreclose or take or prosecute any action in connection with any Security or Obligation Document, to bring suit against any Obligor or any other Person, or to take any other action concerning the Obligations or the Obligation Documents.

          (iii) Accelerate, change, rearrange, extend, or renew the time, rate, terms, or manner for payment or performance of any one or more of the Obligations (whether for principal, interest, fees, expenses, indemnifications, affirmative or negative covenants, or otherwise).

          (iv) Compromise or settle any unpaid or unperformed Obligation or any other obligation or amount due or owing, or claimed to be due or owing, under any one or more of the Obligation Documents.

          (v) Take, exchange, amend, eliminate, surrender, release, or subordinate any or all Security for any or all of the Obligations, accept additional or substituted Security therefor, and perfect or fail to perfect Lender`s rights in any or all Security.

     (vi)  Discharge,  release,  substitute,  or  add  Obligors.

          (vii) Apply all monies received from Obligors or others, or from any Security for any of the Obligations, as Lender may determine to be in their best interest, without in any way being required to marshal Security or assets or to apply all or any part of such monies upon any particular Obligations.

     (b) No action or inaction of any Obligor or any other Person, and no change of law or circumstances, shall release or diminish Guarantor`s obligations, liabilities, agreements, or duties hereunder, affect this Guaranty in any way, or afford Guarantor any recourse against Lender. Without limiting the foregoing, the obligations, liabilities, agreements, and duties of Guarantor under this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any or all of the following from time to time, even if occurring without notice to or without the consent of Guarantor:

          (i) Any voluntary or involuntary liquidation, dissolution, sale of all or substantially all assets, marshaling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement, or composition of any Obligor or any other proceedings involving any Obligor or any of the assets of any Obligor under laws for the protection of debtors, or any discharge, impairment, modification, release, or limitation of the liability of, or stay of actions or lien enforcement proceedings against, any Obligor, any properties of any Obligor, or the estate in bankruptcy of any Obligor in the course of or resulting from any such proceedings.

          (ii) The failure by Lender to file or enforce a claim in any proceeding described in the immediately preceding subsection (i) or to take any other action in any proceeding to which any Obligor is a party.

          (iii) The release by operation of law of any Obligor from any of the Obligations or any other obligations to Lender.

          (iv) The invalidity, deficiency, illegality, or unenforceability of any of the Obligations or the Obligation Documents, in whole or in part, any bar by any statute of limitations or other law of recovery on any of the Obligations, or any defense or excuse for failure to perform on account of force majeure, act of God, casualty, impossibility, impracticability, or other defense or excuse whatsoever.

          (v) The failure of any Obligor or any other Person to sign any guaranty or other instrument or agreement within the contemplation of any Obligor, Lender.

          (vi) The fact that Guarantor may have incurred directly part of the Obligations or is otherwise primarily liable therefor.

          (vii) Without limiting any of the foregoing, any fact or event (whether or not similar to any of the foregoing) which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release of or defense to a guarantor or surety other than the actual payment and performance by Guarantor under this Guaranty.

     (c) Lender may invoke the benefits of this Guaranty before pursuing any remedies against any Obligor or any other Person and before proceeding against any Security now or hereafter existing for the payment or performance of any of the Obligations. Lender may maintain an action against Guarantor on this Guaranty without joining any other Obligor therein and without bringing a separate action against any other Obligor.

     (d) If any payment to Lender by any Obligor is held to constitute a preference or a voidable transfer under applicable state or federal laws, or if for any other reason Lender is required to refund such payment to the payor thereof or to pay the amount thereof to any other Person, such payment to Lender shall not constitute a release of Guarantor from any liability hereunder, and Guarantor agrees to pay such amount to Lender on demand and agrees and acknowledges that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments. Any transfer by subrogation which is made as contemplated in Section 6 prior to any such payment or payments shall (regardless of the terms of such transfer) be automatically voided upon the making of any such payment or payments, and all rights so transferred shall thereupon revert to and be vested in Lender.

     (e) This is a continuing guaranty and shall apply to and cover all Obligations and renewals and extensions thereof and substitutions therefor from time to time.

     Section  4.  Waiver.  Guarantor  hereby  waives,  with  respect  to  the
                  ------
Obligations,  this  Guaranty,  and  the  other  Obligation  Documents:

     (a) notice of the incurrence of any Obligation by Borrower, and notice of any kind concerning the assets, liabilities, financial condition, creditworthiness, businesses, prospects, or other affairs of Borrower (it being understood and agreed that: (i) Guarantor shall take full responsibility for informing itself of such matters, (ii) Lender shall not have any responsibility of any kind to inform Guarantor of such matters, and (iii) Lender is hereby authorized to assume that Guarantor, by virtue of its relationships with Borrower which are independent of this Guaranty, has full and complete knowledge of such matters whenever Lender extends credit to Borrower or takes any other action which may change or increase Guarantor`s liabilities or losses hereunder).

     (b) notice that Lender, any Obligor, or any other Person has taken or omitted to take any action under any Obligation Document or any other agreement or instrument relating thereto or relating to any Obligation.

     (c) notice of acceptance of this Guaranty and all rights of Guarantor under `34.02 of the Texas Business and Commerce Code, as amended.

     (d) default, demand, presentment for payment, and notice of default, demand, dishonor, nonpayment, or nonperformance.

     (e) notice of intention to accelerate, notice of acceleration, protest, notice of protest, notice of any exercise of remedies (as described in the following Section 5 or otherwise), and all other notices of any kind whatsoever.

     Section  5.  Exercise of Remedies.  Lender shall have the right to enforce,
                  --------------------
from time to time, in any order and at Lender`s sole discretion, any rights, powers and remedies that Lender may have under the Obligation Documents or otherwise, including judicial foreclosure, the exercise of rights of power of sale, the taking of a deed or assignment in lieu of foreclosure, the appointment of a receiver to collect rents, issues and profits, the exercise of remedies against personal property, or the enforcement of any assignment of leases, rentals, oil or gas production, or other properties or rights, whether real or personal, tangible or intangible; and Guarantor shall be liable to Lender hereunder for any deficiency resulting from the exercise by Lender of any such right or remedy even though any rights which Guarantor may have against Borrower or others may be destroyed or diminished by exercise of any such right or remedy. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder or under any other Obligation Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights, powers and remedies of Lender provided herein and in the other Obligation Documents are cumulative and are in addition to, and not exclusive of, any other rights, powers or remedies provided by law or in equity. The rights of Lender hereunder are not conditional or contingent on any attempt by Lender to exercise any of its rights under any other Obligation Document against any Obligor or any other Person.

     Section  6.  Limited  Subrogation.
                  --------------------

     (a) Until all of the Obligations have been paid and performed in full Guarantor shall have no right to exercise any right of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against or to any Obligor or any Security in connection with this Guaranty (including any right of subrogation under `34.04 of the Texas Business and Commerce Code, as amended), and Guarantor hereby waives any rights to enforce any remedy which Guarantor may have against Borrower and any right to participate in any Security until such time. If any amount shall be paid to Guarantor on account of any such subrogation or other rights, any such other remedy, or any Security at any time when all of the Obligations and all other expenses guaranteed pursuant hereto shall not have been paid in full, such amount shall be held in trust for the benefit of Lender, shall be segregated from the other funds of Guarantor and shall forthwith be paid over to Lender to be held by Lender as collateral for, or then or at any time thereafter applied in whole or in part by Lender against, all or any portion of the Obligations, whether matured or unmatured, in such order as Lender shall elect.

     (b) If Guarantor shall make payment to Lender of all or any portion of the Obligations and if all of the Obligations shall be finally paid in full, Lender will, at Guarantor`s request and expense, execute and deliver to Guarantor (without recourse, representation or warranty) appropriate documents necessary to evidence the transfer by subrogation to Guarantor of an interest in the Obligations resulting from such payment by Guarantor; provided that such transfer shall be subject to Section 3(d) above and that without the consent of Lender (which Lender may withhold in its discretion) Guarantor shall not have the right to be subrogated to any claim or right against any Obligor which has become owned by Lender, whose ownership has otherwise changed in the course of enforcement of the Obligation Documents, or which Lender otherwise has released or wishes to release from its Obligations.

     Section  7.  Successors  and  Assigns.  Guarantor`s  rights  or obligations
                  ------------------------
hereunder may not be assigned or delegated, but this Guaranty and such obligations shall pass to and be fully binding upon the successors of Guarantor, as well as Guarantor. This Guaranty shall apply to and inure to the benefit of Lender and their successors or assigns.

     Section  8.  Subordination.  Guarantor  hereby  subordinates  and  makes
                  -------------
inferior to the Obligations any and all indebtedness now or at any time hereafter owed by Borrower to Guarantor. Guarantor agrees that after the occurrence of any Default or Event of Default it will neither permit Borrower to repay such indebtedness or any part thereof nor accept payment from Borrower of such indebtedness or any part thereof without the prior written consent of Lender. If Guarantor receives any such payment without the prior written consent of Lender, the amount so paid shall be held in trust for the benefit of Lender, shall be segregated from the other funds of Guarantor, and shall forthwith be paid over to Lender to be held by Lender as collateral for, or then or at any time thereafter applied in whole or in part by Lender against, all or any portions of the Obligations, whether matured or unmatured, in such order as Lender shall elect.

     Section 9.  No Oral Change.  No amendment of any provision of this Guaranty
                 --------------
shall be effective unless it is in writing and signed by Guarantor and Lender, and no waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall be effective unless it is in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section  9.  Invalidity of Particular Provisions.  If any term or provision
                  -----------------------------------
of this Guaranty shall be determined to be illegal or unenforceable all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

     Section  10.  Term.  This  Guaranty  shall  be irrevocable until all of the
                   ----
Obligations have been completely and finally paid and performed, no Lender has any obligation to make any loans or other advances to Borrower, and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Obligation Documents have been completely performed, and this Guaranty is thereafter subject to reinstatement as provided in Section 3(d). All extensions of credit and financial accommodations heretofore or hereafter made by Lender to

Borrower shall be conclusively presumed to have been made in acceptance hereof and in reliance hereon.

     In the event of the death of Guarantor, the obligation of the deceased shall continue in full force and effect against his estate as to all Obligations that shall have been created or incurred by Borrower prior to the time when Lender shall have received notice, in writing, of such death.

     Section  11.  Notices.  Any  notice  or communication required or permitted
                   -------
hereunder shall be given in writing, sent by personal delivery, by telecopy, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, addressed to the appropriate party as follows:


To  Guarantor:               101  Charles  Drive
                             One  Belmont  Plaza,  Suite  417
                             Bala  Cynwyd,  PA  19004
                             Attention:  Howard  Appel
                             Phone:  (610)  660-5906
                             Fax  (610)  660-5905


To  Lender:                  Gemini  Growth  Fund  LP
                             700  Gemini
                             Houston,  TX  77058
                             Attn.  Larry  St.  Martin


or to such other address or to the attention of such other individual as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery at the address or in the manner provided herein, (b) in the case of telecopy, upon receipt, or (b) in the case of registered or certified United States mail, three days after deposit in the mail.

     Section  12.  Limitation  on  Interest.  Lender  and  Guarantor  intend  to
                   ------------------------
contract in strict compliance with applicable usury law from time to time in effect, and the provisions of the Credit Agreement and the Note limiting the interest for which Guarantor is obligated are expressly incorporated herein by reference.

     Section  13.  Loan  Document.  This Guaranty is a Loan Document, as defined
                   --------------
in the Credit Agreement, and is subject to the provisions of the Credit Agreement governing Loan Documents.

          Section  14.  Accuracy of Financial Statement. The financial statement
                        --------------------------------
of Guarantor dated December 31, 2001 attached hereto as Exhibit A delivered in conjunction with this extension of credit is accurate and complete and does not omit any liabilities, guaranties or similar contingent liabilities.

     Section  15.  INTENTIONALLY  LEFT  BLANK
                   --------------------------

     Section  16.  INTENTIONALLY  LEFT  BLANK
                   --------------------------

     Section  17.  Governing Law.  This Guaranty is to be performed in the State
                   -------------
of Texas and shall be governed by and construed and enforced in accordance with the laws of such state without regard to principles of conflicts of law. Guarantor hereby irrevocably submits itself to the non-exclusive jurisdiction of the state and federal courts of such state of Texas.

     IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date first written above.


                                            _______________________________
                                            1025  Investments,  Inc.
                                            By:
                                            Its: